UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 9, 2010

Jingwei International Limited
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-122557	20-1970137
(Commission File Number)	(IRS Employer Identification No.)

Room 701-702, Building 14, Keji C. Rd., 2nd, Software Park Nanshan District, Shenzhen, PRC 518057
(Address of principal executive offices and zip code)

+86 1085251198
(Registrant’s telephone number including area code)

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 9, 2010, Jingwei International Limited, a Nevada corporation (the "Company") completed the acquisition of 100% of the equity interest in Shanghai Haicom Limited, a corporation registered in Shanghai, China ("Haicom"), from Shanghai Haicom Limited's shareholders. Haicom is a Shanghai-based Internet and mobile value added service platform provider with business operations covering ten provinces in the People’s Republic of China

Under terms of the Stock Purchase Agreement dated as of November 2, 2010 between the Company, Shenzhen Xinguochuang Information Technology Limited, a corporation registered in Shenzhen, China and a wholly owned subsidiary of the Company ("Acquisition Sub") and Haicom, the Company will pay Haicom total consideration of up to RMB 55 million, or $8.2 million, in phases based on performance milestones. The consideration consists of cash of RMB 35 million, or $5.2 million, and up to 667,802 shares of the Company’s common stock, which is worth RMB 20 million, or $3.0 million, the fair value on the effective date of the Framework Agreement entered into among the Company, Acquisition Sub and Haicom on October 8, 2010 as described in the Current Report on Form 8-K filed on October 12, 2010. The issuance of shares of the Company to Haicom is contingent upon the achievement of a minimum level of revenue and earnings targets by the acquired business mutually agreed upon by the parties for the fiscal year ending December 31, 2011.

Item 7.01 Regulation FD Disclosure.

On November 11, 2010, the Company issued a press release announcing the completion of the acquisition of 100% of the equity interest in Haicom to advance the long term business interests of both companies. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

No.	Description
99.1	Press Release issued on November 11, 2010 regarding the acquisition of Shanghai Haicom Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JINGWEI INTERNATIONAL LIMITED

By:	/s/ Rick Luk
Name: Rick Luk
Title: Chief Executive Officer

Dated: November 12, 2010